EXHIBIT 99.4




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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


Issuer:  CWABS Revolving Home Equity                  Policy Number:  04030016
         Loan Trust, Series 2004-E                    Control Number:  0010001

Insured Obligations: $1,250,450,000 in principal amount of Revolving Home Equity Loan Asset Backed Notes, Series 2004-E (the "Notes")

Indenture Trustee:    JPMorgan Chase Bank

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of premiums as provided in the Insurance and Indemnity Agreement and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Credit Enhancement Draw Amount to the Indenture Trustee named above or its successor, as trustee for the Holders of the Notes, to the extent set forth in the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture as in effect and executed on the date hereof or, if not defined in the Indenture, then in the Sale and Servicing Agreement referred to in the Indenture.

The following terms used herein shall have the meanings assigned to them below.

"Aggregate Investor Interest" for each Payment Date and a Class of Notes, means the related Note Interest for the Payment Date and the Unpaid Investor Interest Shortfall (other than any related Basis Risk Carryforward) for the Payment Date.

"Available Investor Interest" for each Payment Date and each Loan Group means the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments to the related Class of Notes pursuant to Section 8.03(a) of the Indenture on such Payment Date:

          (i) the amount of Investor Interest Collections for such Loan Group on deposit in the Collection Account as of the close of business on the third Business Day preceding the Payment Date,

          (ii) the amount of Investor Interest Collections for the other Loan Group on deposit in the Collection Account as of the close of business on the third Business Day preceding the Payment Date to the extent such Investor Interest Collections are not applied to the payment of the Aggregate Investor Interest, Investor Loss Amount, Investor Loss Reduction Amount or Accelerated Principal Payment Amount of the other Class of Notes,



Form 9131
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


          (iii) the funds to be deposited into the Collection Account on the Business Day preceding the Payment Date in accordance with Section 3.02(b)(i), Section 3.02(b)(ii)(A) and Section 3.02(b)(ii)(B) (but only to the extent of Interest Collections) of the Sale and Servicing Agreement with respect to the related Loan Group, as reported by the Master Servicer to Financial Guaranty in the Servicing Certificate delivered on the preceding Determination Date,

          (iv) the amount on deposit in the Collection Account for the Payment Date as of the close of business on the preceding Determination Date for optional advances for the related Loan Group by the Master Servicer made pursuant to Section 4.03 of the Sale and Servicing Agreement, and

          (v) the amount of the Subordinated Transferor Collections for the related Loan Group on deposit in the Collection Account on the third Business Day preceding the Payment Date.

"Credit Enhancement Draw Amount" for each Payment Date and each Class of Notes means an amount equal to the sum of:

     (x) the excess of the related Aggregate Investor Interest over the related Available Investor Interest, plus

     (y) the related Guaranteed Principal Payment Amount; plus

     (z) any Preference Amount related to that Class of Notes to be paid pursuant to the terms of the Policy on the Payment Date.

"Guaranteed Payment" for each Payment Date and each Class of Notes means the sum of the amounts set forth in clauses (x) and (y) of the definition of "Credit Enhancement Draw Amount."

"Guaranteed Principal Payment Amount" for each Class of Notes means:

     (a) on their Scheduled Maturity Date, the excess of the related outstanding Note Principal Balance (after giving effect to Interest Collections from the related Loan Group allocable and distributable as principal on such Class of Notes on such Payment Date and Interest Collections from the other Loan Group allocable and distributable as principal on the other Class of Notes on such Payment Date to the extent not distributed as principal to the Holders of the other Class of Notes) over the sum of the amounts on deposit in the Collection Account and Payment Account for the related Loan Group available to be distributed to the Holders of the related Class of Notes pursuant to Section 8.03(b) of the Indenture, together with Interest Collections on deposit in the Collection Account and



Form 9131
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


     Payment Account for the other Loan Group that are allocable to principal on the other Class of Notes to the extent not distributed as principal to the Holders of the other Class of Notes,

     (b) on any Payment Date on or before the Available Transferor Subordinated Amount for such Class of Notes first increases to zero, if the Available Transferor Subordinated Amount for such Class of Notes for that payment date is less than the highest Available Transferor Subordinated Amount for such Class of Notes for any preceding payment date, the amount of the excess of the highest Available Transferor Subordinated Amount for such Class of Notes for any preceding Payment Date over the Available Transferor Subordinated Amount for such Class of Notes for the current Payment Date,

     (c) on any Payment Date after the Available Transferor Subordinated Amount for such Class of Notes has first increased to zero, if the Available Transferor Subordinated Amounts for such Class of Notes has been reduced to zero or below, the amount of the excess of the related Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on such Class of Notes on the Payment Date and distributions of Interest Collections that are allocable to principal on the other Class of Notes to the extent not distributed as principal to the Holders of the other Class of Notes) over the related Loan Group Balance (at the end of the related Collection Period), and

     (d) on any other Payment Date, zero.

"Note Interest" for each Payment Date and Class of Notes means interest for the related Interest Period at the applicable Note Rate on the related Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

"Unpaid Investor Interest Shortfall" for each Payment Date and Class of Notes means the aggregate amount of the related Note Interest that was accrued for a prior Payment Date and has not been distributed to Holders of such Notes.

Financial Guaranty will pay a Guaranteed Payment with respect to the Notes out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have received Notice that a Guaranteed Payment is due in respect of a Class of the Notes and (ii) the Payment Date on which the Guaranteed Payment is payable to the related Noteholders pursuant to the Indenture, for disbursement to such Noteholders in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 10:00 a.m. New York City time on a given Business Day or on any day that is not



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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond


a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the related Noteholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Guaranteed Payment are received by the Indenture Trustee on behalf of the Holders of the Notes for payment to such Noteholders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Noteholder is recoverable and recovered from such Noteholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Payment Date after the second Business Day following receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless the Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 10:00 a.m. New York City time on a given Business Day or



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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond



on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Surety Bond does not cover Basis Risk Carryforward nor does this Surety Bond guarantee to the Holders of the Notes any particular rate of principal payment. In addition, this Surety Bond does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes). This Surety Bond also does not cover failure of the Indenture Trustee to make any payment required under the Indenture to the Holder of a Note.

The monthly premium shall be due and payable as provided in the Insurance and Indemnity Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Noteholder" or "Holder" means, as to a particular Note, the person, other than the Sponsor, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Payment Date, is entitled under the terms of such Note to a distribution thereon. "Indenture" means the Indenture relating to the Notes by and between CWABS Revolving Home Equity Loan Trust, Series 2004-E, as issuer (the "Issuer"), and JPMorgan Chase Bank, as indenture trustee, dated as of June 30, 2004. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, the Issuer, and JPMorgan Chase Bank, as Indenture Trustee, dated as of June 30, 2004.



Form 9131
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Surety Bond



In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Notes by reason of the redemption of the Notes pursuant to Article X of the Indenture does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


President                                  Authorized Representative

Effective Date:  June 30, 2004



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                                   EXHIBIT A

                             NOTICE OF NONPAYMENT
                   AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:     Financial Guaranty Insurance Company
        125 Park Avenue
        New York, New York 10017
        (212) 312-3000
        Attention: General Counsel

        Telephone: (212) 312-3000
        Telecopier: (212) 312-3220

Re:     CWABS Revolving Home Equity Loan Trust, Series 2004-E
        Revolving Home Equity Loan Asset Backed Notes, Series 2004-E

        Series 2004-E (the "Notes")
        Policy No. 04030016

Payment Date:___________________________

We refer to that certain Indenture, dated as of June 30, 2004, by and between CWABS Revolving Home Equity Loan Trust, Series 2004-E, as issuer, and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture"), relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Indenture, or, if not defined therein, in the Sale and Servicing Agreement referred to in the Indenture.

(a) Based upon the Servicing Certificate for the Payment Date identified above, the Indenture Trustee has determined under the Indenture that in respect of such Payment Date:

     (i) The Note Interest with respect to the Class __ Notes due and owing is $____________;

     (ii) The Unpaid Investor Interest Shortfall (not including any Basis Risk Carryforward), if any, for the Class __ Notes due and owing is $__________;

     (iii) The Guaranteed Principal Payment Amount with respect to the Class
__ Notes due and owing is $______________;

     (iv) The amounts available to pay the items identified in items (i) through (iii) above, as such amounts relate to clause (x) of the definition of "Credit Enhancement Draw Amount," as reduced by any portion thereof that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $_______________.


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     Please be advised that a Guaranteed Payment is due for the Payment Date identified above for the Class __ Notes in the amount of $__________.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________.]

Accordingly, pursuant to the Indenture, this statement constitutes a notice for payment of a Credit Enhancement Draw Amount in the amount of $_______________ under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The amount requested in this Notice should be paid to: [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of ______________________.



                                    _________________________________________,
                                    as Indenture Trustee

                                    By:   ___________________________________